SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 20, 2003


                             EVEREST RE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Bermuda                       1-15731                  Not Applicable
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)




c/o ABG Financial & Management Services, Inc.
         Parker House, Wildey Road
           St. Michael, Barbados                                  Not Applicable
---------------------------------------------                     --------------
  (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: 246-228-7398


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

          On February 20, 2003, the registrant issued a news release announcing an increase to its quarterly shareholder dividend and declaring a dividend. A copy of that new release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     c.   Exhibits
          --------

          Exhibit No.                                    Description
          -----------                                 ------------------
          99.1                                        New Release of the
                                                      registrant, dated
                                                      February 20, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                          EVEREST RE GROUP, LTD.



                                                  By:/s/ STEPHEN L. LIMAURO
                                                     ---------------------------
                                                     Stephen L. Limauro
                                                     Executive Vice President
                                                     and Chief Financial Officer

Dated:  February 20, 2003

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT                     PAGE NO.
-------              --------------------------------------             --------
99.1                 Press Release of the registrant, dated                    4
                     February 20, 2003.